Landfill and Environmental Costs	12 Months Ended
Dec. 31, 2015
Environmental Remediation Obligations [Abstract]
Landfill and Environmental Costs
LANDFILL AND ENVIRONMENTAL COSTS
As of December 31, 2015, we owned or operated 193 active landfills with total available disposal capacity of approximately 5.0 billion in-place cubic yards. Additionally, we had post-closure responsibility for 126 closed landfills.
A summary of our accrued landfill and environmental liabilities as of December 31 follows:

	2015	2014
Landfill final capping, closure and post-closure liabilities	$1,181.6	$1,144.3
Environmental remediation	646.1	697.5
Total accrued landfill and environmental costs	1,827.7	1,841.8
Less: current portion	(149.8)	(164.3)
Long-term portion	$1,677.9	$1,677.5

Final Capping, Closure and Post-Closure Costs
The following table summarizes the activity in our asset retirement obligation liabilities, which include liabilities for final capping, closure and post-closure, for the years ended December 31:

	2015	2014	2013
Asset retirement obligation liabilities, beginning of year	$1,144.3	$1,091.3	$1,052.4
Non-cash additions	39.4	38.6	36.5
Acquisitions and other adjustments	27.1	3.8	(0.6)
Asset retirement obligation adjustments	(20.2)	(12.8)	12.0
Payments	(88.4)	(54.6)	(85.6)
Accretion expense	79.4	78.0	76.6
Asset retirement obligation liabilities, end of year	1,181.6	1,144.3	1,091.3
Less: current portion	(87.4)	(87.9)	(93.6)
Long-term portion	$1,094.2	$1,056.4	$997.7

We review our landfill asset retirement obligations at least annually. As a result, we recorded a net decrease in amortization expense of $0.7 million, $13.3 million and $0.3 million for 2015, 2014 and 2013, respectively, primarily related to changes in estimates and assumptions concerning the anticipated waste flow, cost and timing of future final capping, closure and post-closure activities.
The fair value of assets that are legally restricted for purposes of settling final capping, closure and post-closure obligations was approximately $27.3 million as of December 31, 2015 and is included in restricted cash and marketable securities in our consolidated balance sheet.
The expected future payments for final capping, closure and post-closure as of December 31, 2015 follows:

2016	$87.4
2017	106.5
2018	96.7
2019	83.3
2020	90.5
Thereafter	5,571.5
$6,035.9

The estimated remaining final capping, closure and post-closure expenditures presented above are not inflated and not discounted and reflect the estimated future payments for liabilities incurred and recorded as of December 31, 2015 and for liabilities yet to be incurred over the remaining life of our landfills.
Environmental Remediation Liabilities
We accrue for remediation costs when they become probable and can be reasonably estimated. There can sometimes be a range of reasonable estimates of the costs associated with remediation of a site. In these cases, we use the amount within the range that constitutes our best estimate. If no amount within the range appears to be a better estimate than any other, we use the amount that is at the low end of such range. It is reasonably possible that we will need to adjust the liabilities recorded for remediation to reflect the effects of new or additional information, to the extent such information impacts the costs, timing or duration of the required actions. If we used the reasonably possible high ends of our ranges, our aggregate potential remediation liability as of December 31, 2015 would be approximately $350 million higher than the amounts recorded. Future changes in our estimates of the cost, timing or duration of the required actions could have a material adverse effect on our consolidated financial position, results of operations or cash flows.
The following table summarizes the activity in our environmental remediation liabilities for the years ended December 31:

	2015	2014	2013
Environmental remediation liabilities, beginning of year	$697.5	$551.7	$563.7
Net additions charged to expense	(1.6)	219.1	83.7
Payments	(80.0)	(99.4)	(122.5)
Accretion expense (non-cash interest expense)	24.9	25.3	26.8
Acquisitions and other	5.3	0.8	—
Environmental remediation liabilities, end of year	646.1	697.5	551.7
Less: current portion	(62.4)	(76.4)	(85.1)
Long-term portion	$583.7	$621.1	$466.6

The expected undiscounted future payments for remediation costs as of December 31, 2015 follows:

2016	$62.4
2017	89.3
2018	62.9
2019	64.8
2020	62.4
Thereafter	546.5
$888.3
It is reasonably possible that we will need to adjust our liabilities to reflect the effects of new or additional information, to the extent that such information impacts the costs, timing or duration of the required actions. Future changes in our estimates of the costs, timing or duration of the required actions could have a material adverse effect on our consolidated financial position, results of operations or cash flows.
The following is a discussion of certain of our significant remediation matters:
Bridgeton Landfill.  During the year ended December 31, 2015, we paid $34.5 million related to management and monitoring of the remediation area for our closed Bridgeton Landfill in Missouri. We continue to work with state and federal regulatory agencies on our remediation efforts.  From time to time, this may require us to modify our future operating timeline and procedures, which could result in changes to our expected liability. As of December 31, 2015, the remediation liability recorded for this site is $217.5 million, of which $21.7 million is expected to be paid during 2016. We believe the remaining reasonably possible high end of our range would be approximately $164 million higher than the amount recorded as of December 31, 2015.
During 2015, we collected an insurance recovery of $50.0 million related to our Bridgeton Landfill. As such, we recorded a reduction of remediation expenses included in our cost of operations during the year ended December 31, 2015.
Congress Landfill. In August 2010, Congress Development Company agreed with the State of Illinois to have a Final Consent Order (Final Order) entered by the Circuit Court of Illinois, Cook County. Pursuant to the Final Order, we agreed to continue to implement certain remedial activities at the Congress Landfill. The remediation liability recorded as of December 31, 2015 is $78.5 million, of which $3.4 million is expected to be paid during 2016. We believe the remaining reasonably possible high end of our range would be approximately $16 million higher than the amount recorded as of December 31, 2015. Because favorable developments have occurred with respect to (1) the volume of leachate pumped at the site and (2) our ability to dispose of leachate in the local publicly owned treatment works, we no longer need to expand the on-site treatment facility and our expected costs have decreased from prior years. Further, the majority of the Final Order requirements have been satisfied and the site now is primarily going through routine operation for a closed landfill. Accordingly, we will omit the Congress Landfill from future reports.